UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2015

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 21, 2015, Cheniere Energy, Inc. (the “Company”) entered into a Nomination and Standstill Agreement (the “Agreement”) with Icahn Partners Master Fund LP, Icahn Partners LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings LP, Icahn Enterprises G.P. Inc., Beckton Corp., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Carl C. Icahn, Jonathan Christodoro and Samuel Merksamer (collectively, the “Icahn Group”), pursuant to which the Icahn Group agreed to certain standstill provisions and the Company agreed to appoint and nominate Mr. Jonathan Christodoro and Mr. Samuel Merksamer (the “Icahn Designees”) to the Company’s Board of Directors (the “Board”). The following is a summary of the terms of the Agreement and the related Confidentiality Agreement entered into by the Company and each member of the Icahn Group on August 21, 2015 (the “Confidentiality Agreement”). The summary does not purport to be complete and is qualified in its entirety by reference to the Agreement and the Confidentiality Agreement, copies of which are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Under the terms of the Agreement, the Icahn Group has agreed to certain standstill restrictions during the Standstill Period, including restrictions on the Icahn Group (i) soliciting or granting proxies to vote shares of the Company’s common stock, (ii) initiating stockholder proposals for consideration by the Company’s stockholders, (iii) nominating directors for election to the Board, (iv) seeking the removal of any member of the Board and (v) submitting proposals for or offers of certain extraordinary transactions involving the Company, in each case, subject to certain exceptions. The Agreement generally defines the “Standstill Period” as the period beginning August 21, 2015 and ending on the date on which there is no Icahn Designee on the Board. In addition, during the Standstill Period, the Icahn Group has agreed to vote all of its shares of the Company’s common stock in favor of (A) the election of all directors nominated by the Board and (B) the ratification of the appointment of the Company’s auditors, in each case at the Company’s 2016 annual meeting of stockholders (the “2016 Annual Meeting”) and future meetings of stockholders.

Pursuant to the terms of the Agreement, on August 21, 2015, the Company increased the size of its Board from nine to eleven members and appointed the Icahn Designees to the Board. Mr. Christodoro was appointed to the Governance and Nominating Committee of the Board, and Mr. Merksamer was appointed to the Compensation Committee and the Audit Committee of the Board. In addition, the Company has agreed to include the Icahn Designees in its slate of nominees for election to the Board at the 2016 Annual Meeting and use its reasonable best efforts to cause their election, including recommending that the Company’s stockholders vote in favor of the Icahn Designees. Pursuant to the terms of the Agreement, so long as an Icahn Designee is a member of the Board, the Board will not be expanded to more than eleven members.

If at any time the Icahn Group and its controlled affiliates cease to hold a “net long position” (as defined in the Agreement) of at least (A) 11,612,118 shares of the Company’s common stock, the Icahn Group will cause one Icahn Designee to resign from the Board and the Company will only be required to include one Icahn Designee in its slate of nominees for the 2016 Annual Meeting and (B) 7,741,412 shares of the Company’s common stock, the Icahn Group will cause both Icahn Designees to resign from the Board and the Company will not be required to include either Icahn Designee in its slate of nominees for the 2016 Annual Meeting.

In conjunction with the Agreement, the Company and the Icahn Group have also entered into the Confidentiality Agreement in respect of any information provided to the Icahn Group or its representatives by the Icahn Designees or the Company.

The Icahn Designees will receive the same compensation and indemnification as the Company’s other non-employee directors as described in the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 24, 2015.

There are no transactions between Mr. Christodoro and the Company or between Mr. Merksamer and the Company that would be reportable under Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company regarding these events is attached hereto as Exhibit 99.3.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description

99.1	Nomination and Standstill Agreement, dated August 21, 2015, by and between Cheniere Energy, Inc., Icahn Partners Master Fund LP, Icahn Partners LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings LP, Icahn Enterprises G.P. Inc., Beckton Corp., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Carl C. Icahn, Jonathan Christodoro and Samuel Merksamer.

99.2	Confidentiality Agreement, dated August 21, 2015, by and between Cheniere Energy, Inc., Icahn Partners Master Fund LP, Icahn Partners LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings LP, Icahn Enterprises G.P. Inc., Beckton Corp., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Carl C. Icahn, Jonathan Christodoro and Samuel Merksamer.

99.3	Press Release of Cheniere Energy, Inc. issued on August 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: August 24, 2015	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Nomination and Standstill Agreement, dated August 21, 2015, by and between Cheniere Energy, Inc., Icahn Partners Master Fund LP, Icahn Partners LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings LP, Icahn Enterprises G.P. Inc., Beckton Corp., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Carl C. Icahn, Jonathan Christodoro and Samuel Merksamer.

99.2	Confidentiality Agreement, dated August 21, 2015, by and between Cheniere Energy, Inc., Icahn Partners Master Fund LP, Icahn Partners LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings LP, Icahn Enterprises G.P. Inc., Beckton Corp., High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Carl C. Icahn, Jonathan Christodoro and Samuel Merksamer.

99.3	Press Release of Cheniere Energy, Inc. issued on August 24, 2015.